SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2006

UNITED FINANCIAL BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-51369	83-0395247
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

95 Elm Street, West Springfield, Massachusetts	01089
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (413) 787-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On July 20, 2006, stockholders of United Financial Bancorp, Inc. (the “Registrant”) approved the Registrant’s 2006 Stock-Based Incentive Plan (the “Stock Incentive Plan”). A description of the Stock Incentive Plan is included in “Proposal 2 - Approval of the 2006 United Financial Bancorp, Inc. Stock-Based Incentive Plan” of the Registrant’s Definitive Proxy Statement for its 2006 Annual Meeting, as filed with the Securities and Exchange Commission (the “SEC”) on June 12, 2006, and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

10
United Financial Bancorp, Inc. 2006 Stock-Based Incentive Plan (incorporated by reference to Appendix B of the Registrant’s Definitive Proxy Statement for the 2006 Annual Meeting of Stockholders (File No. 000-51369), as filed with the SEC on June 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED FINANCIAL BANCORP, INC.

DATE: July 25, 2006	By:	/s/ Richard B. Collins
Richard B. Collins
President and Chief Executive Officer